Filed Pursuant to 497(e)
under the Securities Act of 1933, as amended
Registration File No.: 2-91369

State Street Variable Insurance Series Funds, Inc.

(the “Trust”)

State Street Small-Cap Equity V.I.S. Fund

(the “Fund”)

Class 1 (SSSEX)

SUPPLEMENT DATED SEPTEMBER 17, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MAY 1, 2026, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of the Trust (the “Board”) approved the appointment of PanAgora Asset Management, Inc. (“PanAgora”) as a sub-adviser to the Fund effective on or about October 1, 2026 (the “Implementation Date”). In connection with the appointment of PanAgora, the Board approved the termination of the sub-advisory agreement with Champlain Investment Partners, LLC (“Champlain”). Separately, Palisade Capital Management, LP (“Palisade”) notified SSGA Funds Management, Inc. (“SSGA FM”), the Fund’s investment adviser, and the Fund that it would terminate its sub-advisory agreement for the Fund, effective as of September 30, 2026.

Effective as of the Implementation Date, the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) are amended as follows:

1.	All references to the “sub-advisers” and “Sub-Advisers” shall be updated to (i) remove Champlain and Palisade and (ii) include PanAgora.

2.	The section titled “Investment Adviser and Sub-Advisers” beginning on page 6 of the Summary Prospectus and page 12 of the Prospectus is restated as follows:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Kennedy Capital Management LLC (“Kennedy”), PanAgora Asset Management, Inc. (“PanAgora”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management.

The professionals primarily responsible for the day-to-day management of the Fund are Shawn McKay, Fares Altaher, Richard Tan, George Mussalli, Frank Latuda, Jr., McAfee Burke, Phillip Cook, William Muggia and Richard Lee. Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Cook has served as a portfolio manager of the Fund since 2021, and Messrs. Muggia and Lee have served as portfolio managers of the Fund since March 2024.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the Investment Strategist Team within the Investment Solutions Group. He joined the Adviser in 2007.

Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.

Richard Tan, CFA, is a Managing Director and Head of Stock Selector Equity at PanAgora. He joined PanAgora in 2008.

George Mussalli, CFA, is the Global Chief Investment Officer at PanAgora. He joined PanAgora in 2004.

Frank Latuda Jr., CFA, is Chief Investment Officer and Portfolio Manager at Kennedy. He joined Kennedy in 1997.

McAfee Burke, CFA, is a Portfolio Manager at Kennedy. He joined Kennedy in 2015.

Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.

William A. Muggia is the Chief Executive Officer and Chief Investment Officer at Westfield. He joined Westfield in 1994.

Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer at Westfield. He joined Westfield in 2004.

3.	The section titled “Management and Organization – Investment Adviser – Investment Sub-Advisers”, beginning on page 73 of the Prospectus is restated as follows:

Investment Sub-Adviser. SSGA FM has retained sub-advisers to manage the assets of the State Street Institutional Small-Cap Equity Fund and State Street Real Estate Securities V.I.S. Fund, subject to oversight by SSGA FM. SSGA FM pays each sub-adviser of the State Street Institutional Small-Cap Equity Fund an investment sub-advisory fee out of the Management Fee that it receives from the Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. The current sub-advisers to the State Street Small-Cap Equity V.I.S. Fund are Kennedy Capital Management LLC (“Kennedy”), PanAgora Asset Management, Inc. (“PanAgora”), SouthernSun Asset Management LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”). The current sub-adviser to the State Street Real Estate Securities V.I.S. Fund is CenterSquare Investment Management LLC (“CenterSquare”).

4.

In the section titled “Management and Organization – Sub-Advisers” beginning on page 75 of the Prospectus, all references to Champlain and Palisade and their respective portfolio managers are removed, and the following information is added:

PanAgora Asset Management, Inc.

PanAgora Asset Management, Inc. (“PanAgora”), located at One International Place, 24th Floor, Boston, Massachusetts 02110, is a Delaware corporation that maintains its headquarters and investment advisory operations in Boston, Massachusetts. Organized in 1985 and incorporated in 1989, PanAgora is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2026, PanAgora managed approximately $48.7 billion in assets.

PanAgora’s investment process merges traditional investment theory with quantitative techniques; investment theory and portfolio manager experience serve as a foundation for all investment strategies, while quantitative techniques verify, refine and apply those ideas to the portfolio management process.

Richard Tan, CFA, is a Managing Director at PanAgora and leads PanAgora’s Stock Selector Equity Team. Mr. Tan has twenty-nine years of investment management experience. Mr. Tan’s primary responsibilities include oversight and management of the Stock Selector Equity Team, conducting research to uncover new alpha sources, building quantitative stock selection models, and managing portfolios within the Stock Selector Equity strategies. Mr. Tan is a key contributor to the innovative equity research used in the development of PanAgora’s Stock Selector models and a member of the firm’s Operating and Directors Committees. Prior to joining PanAgora, he worked as an analyst for the Quantitative Investment Group at Wellington Management where he contributed to efforts on investment and quantitative research processes.

George Mussalli, CFA, is PanAgora’s Global Chief Investment Officer. Mr. Mussalli has thirty-one years of investment management experience. He is responsible for the oversight of PanAgora’s Equity and Multi Asset investment teams, including research, portfolio management, portfolio construction, and trading. He is also a member of the firm’s Investment, Operating, Risk, and Sustainability Committees, as well as the Board of Directors. As Global Chief Investment Officer, Mr. Mussalli directs innovative research used in the development of models implemented in PanAgora’s investment strategies. Before becoming Global CIO, Mr. Mussalli was Chief Investment Officer of Equity Investments, overseeing PanAgora’s Dynamic and Stock Selector Equity strategies. Prior to this role, he led the firm’s Stock Selector strategies. Mr. Mussalli’s work focused on combining fundamental insights with sophisticated quantitative techniques to develop proprietary models designed to analyze companies across many dimensions. In addition to overseeing the management of the firm’s Stock Selector strategies, Mr. Mussalli contributed significantly to the proprietary pool of Equity research leveraged across the entire firm during his tenure. Before joining PanAgora, Mr. Mussalli was a Portfolio Manager on the Putnam Investments Structured Equity team, where he was responsible for Structured Equity portfolios. He contributed to quantitative research and analysis that supported all Equity strategies, including International and Global strategies

5.

In the section titled “Investment Advisory and Other Services – Sub-Advisers – Small-Cap Equity Fund” beginning on page 49 of the SAI, all references to Champlain and Palisade and their respective portfolio managers are removed, and the following information is added:

PanAgora – PanAgora, having its principal office located at One International Place, 24th Floor, Boston, Massachusetts 02110, provides a continuous investment program with respect to PanAgora’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. PanAgora is registered as an investment adviser under the Advisers Act, and was organized in 1985 and incorporated in 1989. PanAgora offers active equity, defensive equity and multi-asset strategies. SSGA FM pays sub-advisory fees to PanAgora out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to PanAgora’s Allocated Assets. The sub-advisory fees are accrued daily and paid monthly within thirty (30) days of the end of the month. All ownership interests of PanAgora are held by PanAgora employees and Great-West Lifeco Inc. (“GWL”), indirectly through its subsidiaries, including Empower. Specifically, PanAgora employees may own up to 20% of PanAgora’s economic interests via PanAgora’s Management Equity Plan. All residual economic interests of PanAgora, as well as all of PanAgora’s voting interests, are held by GWL. Power Corporation of Canada, indirectly through its subsidiaries, owns a majority of GWL’s voting interests. As of June 30, 2026, PanAgora had approximately $48.7 billion in assets under management. PanAgora has served as one of the sub-advisers to the Small-Cap Equity Fund since October 1, 2026.

6.	The section titled “Investment Advisory and Other Services – Sub-Advisers – Small-Cap Equity Fund – Sub-Advisory Agreements” beginning on page 50 of the SAI, is restated as follows:

At a shareholder meeting held on August 6, 2008, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between GEAM (the Fund’s then investment adviser) and SouthernSun, which became effective on October 1, 2008. At a special meeting held on July 30, 2010, the Board approved a new sub-advisory agreement between GEAM and SouthernSun and at a regular meeting held on September 10, 2010, the Board approved a new sub-advisory agreement between GEAM and Kennedy. At a regular meeting held on March 6, 2014, the Board approved a new sub-advisory agreement between GEAM and SouthernSun. At a shareholder meeting held on June 22, 2016, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between SSGA FM and each of Kennedy and SouthernSun, each of which became effective on July 1, 2016. At a meeting held on August 7, 2020, the Board approved a new sub-advisory agreement between SSGA FM and SouthernSun. At a meeting held on February 6, 2024, the Board approved a sub-advisory agreement between SSGA FM and Westfield. At a meeting held on September 9, 2026, the Board approved a sub-advisory agreement between SSGA FM and PanAgora. As described above, SSGA FM has received an exemptive order from the SEC to operate under a manager of managers structure that permits SSGA FM, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval.

Each respective sub-advisory agreement with each of Kennedy, PanAgora, SouthernSun and Westfield is not assignable and may be terminated without penalty by either the sub-adviser or SSGA FM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the sub-adviser. Each sub-advisory agreement provides that respective sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the sub-advisory agreement are not impaired thereby. Each sub-advisory agreement also provides that a sub-adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective sub-advisory agreement.

7.

In the table under the section “PORTFOLIO MANAGERS” on page 54 of the SAI, Scott Brayman, Dennison Veru, and Marc Shapiro are hereby deleted and the following is added to and supplements the information in the table:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Richard Tan	0	$0	6	$2.132	33	†	$3.531	†	$5.663
George Mussalli	1	$0.843	20	$18.302	54	††	$14.761	††	$33.906

†	Includes 10 accounts (totaling $6.78 billion in assets under management) with performance-based fees.
††	Includes 4 accounts (totaling $1.64 billion in assets under management) with performance-based fees.

8.

In the section titled “PORTFOLIO MANAGERS – Portfolio Managers – Potential Conflicts of Interest” beginning on page 54 of the SAI, all references to Champlain and Palisade and their respective portfolio managers are removed, and the following information is added:

PanAgora

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts (“SMA’s”), as well as incubated accounts. The other accounts might have similar investment objectives as the Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts’ securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.

9.

In the section titled “PORTFOLIO MANAGERS – Portfolio Managers – Compensation” beginning on page 62 of the SAI, all references to Champlain and Palisade and their respective portfolio managers are removed, and the following information is added:

PanAgora

All PanAgora investment professionals receive industry competitive salaries (based on an annual benchmarking study) and have the opportunity to be rewarded with meaningful performance-based annual bonuses. All employees of PanAgora are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts. Long-term investment performance is typically assessed based on performance over multiple time periods against competitors or, for certain strategies, against other relevant investment benchmarks. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and also reflect the performance of PanAgora as a firm. Such targets are reviewed each year to adjust for changes in responsibility and market conditions.

In addition, certain PanAgora employees own non-voting interests in PanAgora via PanAgora’s management equity plan. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interests in PanAgora can be owned, in the aggregate, by PanAgora employees. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

10.	The Champlain and Palisade proxy voting policies are hereby removed from Appendix C and PanAgora’s proxy voting policies are added to the proxy voting policies in Appendix C:

PanAgora Asset Management (“PanAgora”)

Proxy Voting Policy

January 2025

Introduction

PanAgora Asset Management (“PanAgora”) has established this policy in order to ensure that it votes proxies in a manner which is consistent with the best interests of its clients. PanAgora’s Trading & Investment Practices Committee (“TIPC”) is responsible for proxy voting oversight, including the establishment, implementation, and oversight of this policy. To assist in carrying out its responsibilities under this policy, PanAgora has engaged Institutional Shareholder Services, Inc. (“ISS”), a governance research service which is registered as an investment adviser, to provide research and recommendations related to proxy votes. PanAgora has instituted a process for oversight of ISS, including review of ISS reports, periodic due diligence meetings and a review of ISS’ policies and procedures and any potential conflicts of interest. Although PanAgora has instructed ISS to vote in accordance with this policy, PanAgora retains the right to deviate from ISS’ recommendations if, in its estimation, doing so would be in the best interest of clients. Under this policy, PanAgora:

•	describes its proxy voting procedures to clients and investors in clients in Part 2A of its Form ADV;

•	provides clients and investors with this written proxy policy, upon request;

•	discloses to its clients and investors how they may obtain information on how PanAgora voted the client’s proxies;

•	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

•	maintains documentation as to the reason(s) for voting for all non-routine items; and

•	keeps records of such proxy votes.

Process

Members of PanAgora’s compliance team, under the supervision of the CCO, are responsible for monitoring proxy voting under this policy. As stated above, proxy voting oversight is the responsibility of TIPC, which retains oversight responsibility for all investment activities of PanAgora.

All proxies received on behalf of PanAgora clients are forwarded to ISS. If (i) the request falls within the scope of the proxy voting policy established between PanAgora and ISS, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to the guidelines established with ISS as adopted by TIPC.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from ISS, and concerns of clients or portfolio managers.

In instances of special circumstances or issues not directly addressed by our policies, the CCO shall, as appropriate, liaise with TIPC or a member of the relevant investment team in order to make a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the CCO or a member of TIPC determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the CCO, in liaison with TIPC and/or a member of the investment team will examine each of the issuer’s proposals to determine what vote would be in the best interests of PanAgora’s clients.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora or ISS may have a business or other relationship with participants involved in a proxy contest. PanAgora’s objective in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the conflict. Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and may avoid the conflict.

In other cases, where PanAgora’s CCO has determined that additional analysis or discussion may be required the potential conflict will be brought to the attention of TIPC. PanAgora may employ the services of a third party, wholly independent of PanAgora and those parties involved in the proxy issue, to assist in the determination of how to vote the proxy. In certain situations, TIPC may determine that the employment of a third party is not feasible, impractical, or unnecessary. In such situations, TIPC shall guide PanAgora as to how to vote. The basis for the voting decision shall be formalized in writing.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted:

•	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

•	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

•	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

•	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

•	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client or investor of PanAgora who wishes to receive information on how proxies were voted should contact PanAgora.

This Policy is intended solely for the use of PanAgora in the management of its business and operations in compliance with applicable law. It is not intended to, and shall not under any circumstances, create any right or expectation in or on the part of any person, including without limitation any client or any interest holder in any client.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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